CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim Enhanced Core Bond ETF
Guggenheim Enhanced Ultra-Short Bond ETF

Supplement to the currently effective Statement of Additional Information (the “SAI”) for the above listed Funds:

The fourth paragraph in the section titled “Investment Policies and Risks” on page 13 of the SAI is hereby deleted and replaced with the following:

Money Market Instruments.  Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-2" or higher by Moody's Investors Service, Inc. or "A-2" or higher by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds.  CDs are short-term negotiable obligations of commercial banks.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.  Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532
Please Retain This Supplement for Future Reference

October 14, 2011

ETF-SAI-GIYGSY-SUP101411